Related Parties	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 12. Related Parties

The Company has two major related parties: ES Windows LLC (“ESW LLC”), a Florida LLC partially owned by the Chief Executive Officer and the Chief Operating Officer, and Ventanas Solar S.A. (“VS”), an importer and installer based in Panama owned by related party family members. Union Temporal ESW is a temporary joint venture with Ventanar S.A. for building projects in 2013.

The following is a summary of assets, liabilities, and income and expense transactions as of December 31, 2013 and 2012 with all related parties, shareholders, directors and managers:

Assets—	2013	2012
Due from ESW LLC	$11,823	$1,761
Due from VS	2,690	2,963
Due from Union Temporal ESW	3,199	-
Due from other related parties	1,346	570
	$19,058	$5,294
Revenues—
Sales to ESW LLC and VS	$28,788	$26,123

Expenses—
Fees paid to Directors and Officers	408	592
Paid to other related parties	512	-

The Company guaranteed a bank loan for $519 to related party A Construir S.A. in order to purchase raw materials and accelerate completion of a warehouse for TG. At the December 31, 2013 the guarantee was in good standing and no liabilities have been recorded. At completion of the warehouse in February 2014, the loan was repaid in full and the guarantee was canceled.

The Company guaranteed a loan for $163 used to develop a lot adjacent to the Alutions plant into a related party fuel service station Santa Maria del Mar S.A. At the December 31, 2013 the guarantee was in good standing and no liabilities have been recorded, and the Company was in the process of restructuring the guarantee to exclude the involvement of Tecnoglass, S.A., as required by the merger agreement.